UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2017
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01	Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
As previously reported in a Current Report on Form 8-K filed on December 28, 2015, Carter Validus Operating Partnership II, LP (“CVOP II”), the operating partnership of Carter Validus Mission Critical REIT II, Inc. (the “Company”), and certain of the Company’s subsidiaries entered into the Second Amended and Restated Credit Agreement dated as of December 22, 2015 (as amended, the "KeyBank Credit Facility Agreement”) with KeyBank National Association (“KeyBank”), as Administrative Agent for the lenders. The maximum commitments available to date under the KeyBank Credit Facility Agreement are $425,000,000, consisting of a $325,000,000 revolving line of credit, with a maturity date of December 22, 2018, subject to CVOP II’s right to two, 12-month extension periods, and a $100,000,000 term loan, with a maturity date of December 22, 2019, subject to CVOP II’s right to one, 12-month extension period. Subject to certain conditions, the maximum commitments available under the KeyBank Credit Facility Agreement can be increased to $550,000,000.
The actual amount of credit available under the KeyBank Credit Facility Agreement is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility Agreement.
On September 29, 2017, a wholly-owned subsidiary of CVOP II entered into a joinder agreement with KeyBank, as Administrative Agent (the "Joinder Agreement"), to become a subsidiary guarantor under the KeyBank Credit Facility Agreement and to add a data center property owned by DCII-2005 East Technology Circle, LLC, which is a wholly-owned subsidiary of CVOP II, to the collateralized pool of the KeyBank Credit Facility Agreement, which increased CVOP II’s total pool availability under the KeyBank Credit Facility Agreement by approximately $8,360,000. In addition, CVOP II entered into an amendment to collateral assignment of interests dated as of September 29, 2017 with KeyBank, as Agent (the “Collateral Assignment Amendment”), to pledge CVOP II’s interest in the wholly-owned subsidiary that is a party to the Joinder Agreement to KeyBank as collateral under the KeyBank Credit Facility Agreement. The material terms of the Joinder Agreement and Collateral Assignment Amendment are qualified in their entirety by the terms of the agreements attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
As of October 3, 2017, CVOP II had a total pool availability under the KeyBank Credit Facility Agreement of $384,419,000 and an aggregate outstanding principal balance of $220,000,000. As of October 3, 2017, $164,419,000 remained to be drawn on the KeyBank Credit Facility Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Joinder Agreement, dated September 29, 2017, by DCII-2005 EAST TECHNOLOGY CIRCLE, LLC to KeyBank National Association, as Agent.
10.2
Amendment to Collateral Assignment of Interests, dated September 29, 2017, by and between Carter Validus Operating Partnership II, LP, as Assignor, and KeyBank National Association, as Agent for itself and the other lenders from time to time a party to the KeyBank Credit Facility Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: October 3, 2017	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer